UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Funds Investor Services

Date of fiscal year end: December 31,

Date of reporting period: June 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report     June 30, 2013

WESTERN ASSET

VARIABLE STRATEGIC

BOND PORTFOLIO

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks to maximize total return, consistent with the preservation of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Variable Strategic Bond Portfolio for the six-month reporting period ended June 30, 2013. Please read on for Portfolio performance information and a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Portfolio, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman of the Board, President and Chief Executive Officer of the Portfolio and other funds in the Legg Mason complex. On behalf of all our shareholders and the Portfolio’s Board of Trustees, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Portfolio. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

II	Western Asset Variable Strategic Bond Portfolio

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

July 26, 2013

Western Asset Variable Strategic Bond Portfolio	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended June 30, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 2.3% during the first quarter, versus a 1.7% increase during the previous quarter. The U.S. Department of Commerce’s initial reading for second quarter 2013 GDP growth, released after the reporting period ended, was 1.7%. This increase was partially driven by increases in non-residential fixed investment and exports, along with a smaller decline in federal government spending versus the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April. It then edged up to 7.6% in May and was unchanged in June. In an encouraging sign, an average of almost 202,000 jobs were created per month during the first half of 2013. In contrast, the monthly average was roughly 183,000 in 2012. In addition, the percentage of longer-term unemployed has declined, as roughly 36.7% of the 11.8 million Americans looking for work in June 2013 have been out of work for more than six months, versus 38.1% in January 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales dipped 1.2% on a seasonally adjusted basis in June 2013 versus the previous month and were 1.52% higher than in June 2012. In addition, the NAR reported that the median existing-home price for all housing types was $214,200 in June 2013, up 13.5% from June 2012. This marked the sixteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose 1.9% in June 2013 to a 5.2 month supply at the current sales pace, it was 7.6% lower than in June 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, the U.S. manufacturing sector expanded during the first four months of the reporting period. Manufacturing then experienced a setback, falling from 50.7 in April 2013 to 49.0 in May (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, manufacturing then moved back into expansion territory in June, as the PMI increased to 50.9. During June, 12 of the 18 industries within the PMI expanded, versus 10 expanding the prior month.

Growth generally moderated overseas and, in some cases, fell back into a recession. In its July 2013 World Economic Outlook, which was released after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Global growth is projected to remain subdued at slightly

IV	Western Asset Variable Strategic Bond Portfolio

above three percent in 2013, the same as in 2012. This is less than forecast in the April 2013 World Economic Outlook.” From a regional perspective, the IMF anticipates 2013 growth will be -0.6% in the Eurozone. Growth in emerging market countries is expected to remain higher than in their developed country counterparts, and the IMF projects that emerging market growth will increase from 4.9% in 2012 to 5.0% in 2013. In particular, China’s economy is expected to grow 7.8% in 2013, the same as in 2012. Elsewhere, the IMF projects that growth in India will increase from 3.2% in 2012 to 5.6% in 2013.

Western Asset Variable Strategic Bond Portfolio	V

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This initially triggered a sharp sell-off in both the stock and bond markets. While the stock market subsequently rallied and reached a new record high on July 12, the bond market did not rebound as sharply. As a result, Treasury yields remained sharply higher than they were prior to Chairman Bernanke’s press conference. At its meeting that ended on July 31, 2013, after the reporting period ended, the Fed did not institute any policy changes and left its $85 billion a month asset purchase program intact.

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v lowered interest rates from 1.00% to 0.75% prior to the beginning of the period, at the time a record low. In September 2012, the ECB introduced its Outright Monetary Transactions (“OMT”) program. With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In May 2013, the ECB cut rates to a new record low of 0.50%. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, the Reserve Bank of India lowered interest rates three times during the reporting period to 7.25%, whereas the People’s Bank of China kept rates on hold at 6.0%.

VI	Western Asset Variable Strategic Bond Portfolio

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2013?

A. Both short- and long-term Treasury yields moved sharply higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.25%. It fell as low as 0.20% in late April/early May 2013 and was as high as 0.43% on June 25, 2013, before ending the period at 0.36%. The yield on the ten-year Treasury began the period at 1.78%. Ten-year Treasuries reached a low of 1.66% in early May 2013 and peaked at 2.60% on June 25, 2013, before edging down to 2.52% at the end of the period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors performed poorly during the reporting period. Spread sector demand was often solid during the first four months of the period as investors looked to generate incremental yield in the low interest rate environment. Even so, there were several periods of volatility given a number of macro issues, including the European sovereign debt crisis, mixed economic data and concerns related to the U.S. “fiscal cliff” and sequestration. The spread sectors then weakened over the last two months of the period amid sharply rising interest rates given the Fed’s plan to begin tapering its asset purchase program sooner than previously anticipated. The majority of spread sectors generated negative absolute returns and performed largely in line with equal-durationvi Treasuries during the reporting period as a whole. For the six months ended June 30, 2013, the Barclays U.S. Aggregate Indexvii fell 2.44%.

Q. How did the high-yield market perform over the six months ended June 30, 2013?

A. The U.S. high-yield bond market was one of the few spread sectors to generate a positive return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexviii, posted positive returns during the first four months of the period. Risk appetite was often solid during that time as investors were drawn to higher yielding securities. However, the high-yield market gave back a large portion of previous gains in May and June. All told, the high-yield market gained 1.42% for the six months ended June 30, 2013.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The asset class generated poor results during the six months ended June 30, 2013. Aside from a brief rally in April 2013, the asset class fell during the other five months of the reporting period. This weakness was triggered by a number of factors, including concerns over moderating global growth, fears of a “hard landing” for China’s economy, generally weaker commodity prices and sharply rising U.S. interest rates. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix fell 8.22% over the six months ended June 30, 2013.

Western Asset Variable Strategic Bond Portfolio	VII

Investment commentary (cont’d)

Performance review

For the six months ended June 30, 2013, Class I shares of Western Asset Variable Strategic Bond Portfolio1 returned -2.47%. The Portfolio’s unmanaged benchmark, the Barclays U.S. Aggregate Index, returned -2.44% for the same period. The Lipper Variable General Bond Funds Category Average2 returned -2.19% over the same time frame.

Performance Snapshot as of June 30, 2013 (unaudited)
6 months
Western Asset Variable Strategic Bond Portfolio[1]:
Class I	-2.47%
Barclays U.S. Aggregate Index	-2.44%
Lipper Variable General Bond Funds Category Average[2]	-2.19%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio return assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Portfolio performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yield for the period ended June 30, 2013 for Class I shares was 1.28%. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class I shares would have been 1.14%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Portfolio’s investments over a 30-day period and not on the dividends paid by the Portfolio, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2013, the gross total annual operating expense ratio for Class I shares was 1.09%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.00% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[1]	The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 67 funds in the Portfolio’s Lipper category.

VIII	Western Asset Variable Strategic Bond Portfolio

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

August 1, 2013

RISKS: As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks, and the Portfolio’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Western Asset Variable Strategic Bond Portfolio	IX

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

X	Western Asset Variable Strategic Bond Portfolio

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of June 30, 2013 and December 31, 2012 and does not include derivatives, such as swap contracts, futures contracts, written options and forward foreign currency contracts. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Variable Strategic Bond Portfolio 2013 Semi-Annual Report	1

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2013 and held for the six months ended June 30, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	-2.47%	$1,000.00	$975.30	1.00%	$4.90	Class I	5.00%	$1,000.00	$1,019.84	1.00%	$5.01

[1]	For the six months ended June 30, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

2	Western Asset Variable Strategic Bond Portfolio 2013 Semi-Annual Report

Spread duration (unaudited)

Economic exposure — June 30, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA Var Strategic	— Western Asset Variable Strategic Bond Portfolio
MBS	— Mortgage-Backed Securities

Western Asset Variable Strategic Bond Portfolio 2013 Semi-Annual Report	3

Effective duration (unaudited)

Interest rate exposure — June 30, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA Var Strategic	— Western Asset Variable Strategic Bond Portfolio
MBS	— Mortgage-Backed Securities

4	Western Asset Variable Strategic Bond Portfolio 2013 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2013

Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 35.2%
Consumer Discretionary — 2.9%
Automobiles — 0.7%
Ford Motor Co., Senior Notes	4.750%	1/15/43	30,000	$26,538
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	100,000	120,832
Hyundai Capital America, Senior Notes	2.125%	10/2/17	10,000	9,678	(a)
Total Automobiles				157,048
Diversified Consumer Services — 0.1%
Service Corp. International, Senior Notes	7.500%	4/1/27	15,000	16,462
Hotels, Restaurants & Leisure — 0.0%
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	7.625%	1/15/16	10,000	10,600
Media — 2.0%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	40,000	42,600
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	40,000	50,138
Comcast Corp., Notes	6.500%	1/15/15	50,000	54,337
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	10,000	10,825
DISH DBS Corp., Senior Notes	6.625%	10/1/14	5,000	5,225
DISH DBS Corp., Senior Notes	7.750%	5/31/15	20,000	21,750
DISH DBS Corp., Senior Notes	5.875%	7/15/22	20,000	20,400
News America Inc., Senior Notes	4.500%	2/15/21	10,000	10,730
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	80,000	96,433
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	10,000	9,821
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	10,000	10,232
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	20,000	18,380
Time Warner Inc., Senior Notes	7.625%	4/15/31	30,000	37,917
UBM PLC, Notes	5.750%	11/3/20	20,000	20,305	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	30,000	31,650	(a)
Univision Communications Inc., Senior Secured Notes	5.125%	5/15/23	10,000	9,500	(a)
Total Media				450,243
Specialty Retail — 0.1%
Michaels Stores Inc., Senior Notes	7.750%	11/1/18	10,000	10,750
Total Consumer Discretionary				645,103
Consumer Staples — 2.4%
Beverages — 1.0%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	30,000	34,634
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	20,000	22,736
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	40,000	37,418
Diageo Finance BV, Senior Notes	3.250%	1/15/15	30,000	31,180

See Notes to Financial Statements.

Western Asset Variable Strategic Bond Portfolio 2013 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Beverages — continued
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	30,000	$29,020
Hawk Acquisition Subordinated Inc., Senior Secured Notes	4.250%	10/15/20	20,000	19,175	(a)
Heineken NV, Senior Notes	1.400%	10/1/17	10,000	9,726	(a)
PepsiCo Inc., Senior Notes	0.700%	8/13/15	40,000	40,011
Total Beverages				223,900
Food & Staples Retailing — 0.4%
CVS Caremark Corp., Senior Notes	2.750%	12/1/22	20,000	18,724
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	43,668	51,514
Safeway Inc., Senior Notes	4.750%	12/1/21	10,000	10,206
Total Food & Staples Retailing				80,444
Food Products — 0.4%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	31,000	35,016
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	30,000	29,765
Mondelez International Inc., Senior Notes	5.375%	2/10/20	29,000	32,574
Total Food Products				97,355
Tobacco — 0.6%
Altria Group Inc., Senior Notes	8.500%	11/10/13	20,000	20,550
Altria Group Inc., Senior Notes	2.850%	8/9/22	30,000	27,795
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	40,000	38,914
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	20,000	18,502
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	10,000	9,369
Reynolds American Inc., Senior Notes	3.250%	11/1/22	10,000	9,314
Total Tobacco				124,444
Total Consumer Staples				526,143
Energy — 6.0%
Energy Equipment & Services — 0.5%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	10,000	10,425
Baker Hughes Inc., Senior Notes	3.200%	8/15/21	20,000	20,288
CGG, Senior Notes	7.750%	5/15/17	25,000	25,500
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	30,000	28,950
Schlumberger Norge AS, Senior Notes	4.200%	1/15/21	10,000	10,697	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	10,000	10,850
Transocean Inc., Senior Notes	6.375%	12/15/21	10,000	11,258
Total Energy Equipment & Services				117,968
Oil, Gas & Consumable Fuels — 5.5%
Access Midstream Partner LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	20,000	18,650
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	60,000	75,001
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	20,000	23,021

See Notes to Financial Statements.

6	Western Asset Variable Strategic Bond Portfolio 2013 Semi-Annual Report

Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Apache Corp., Senior Notes	5.100%	9/1/40	40,000	$40,397
Arch Coal Inc., Senior Notes	7.000%	6/15/19	20,000	16,750
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	50,000	50,836
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	20,000	19,446
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	20,000	21,100
Chevron Corp., Senior Notes	2.427%	6/24/20	10,000	9,959
Chevron Corp., Senior Notes	3.191%	6/24/23	10,000	9,973
Concho Resources Inc., Senior Notes	6.500%	1/15/22	11,000	11,688
Concho Resources Inc., Senior Notes	5.500%	10/1/22	10,000	9,950
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	25,000	31,925
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	20,000	21,050
Continental Resources Inc., Senior Notes	4.500%	4/15/23	10,000	9,738	(a)
Denbury Resources Inc., Senior Subordinated Notes	4.625%	7/15/23	10,000	9,238
Devon Energy Corp., Senior Notes	3.250%	5/15/22	10,000	9,704
Devon Energy Corp., Senior Notes	5.600%	7/15/41	40,000	41,596
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	10,000	10,975
Enterprise Products Operating LLC, Senior Notes	3.350%	3/15/23	50,000	48,214
Enterprise Products Operating LLC, Senior Notes	5.950%	2/1/41	10,000	10,933
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	30,000	31,884
Enterprise Products Operating LLC, Senior Notes	4.850%	3/15/44	10,000	9,521
Hess Corp., Notes	8.125%	2/15/19	10,000	12,549
Hess Corp., Notes	7.875%	10/1/29	10,000	12,526
Hess Corp., Notes	7.300%	8/15/31	10,000	12,019
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	10,000	11,272
Kinder Morgan Energy Partners LP, Senior Notes	6.850%	2/15/20	10,000	11,922
Kinder Morgan Finance Co. LLC, Senior Secured Notes	6.000%	1/15/18	60,000	63,294	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	6,000	6,210
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	5.500%	2/15/23	10,000	9,900
Noble Energy Inc., Senior Notes	4.150%	12/15/21	50,000	51,717
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	20,000	19,412
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	30,000	27,744
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	20,000	20,150
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	25,000	26,375
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	20,000	18,547
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	20,000	21,964
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	12,000	12,545

See Notes to Financial Statements.

Western Asset Variable Strategic Bond Portfolio 2013 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	90,000	$90,872
Petroleos Mexicanos, Senior Notes	3.500%	1/30/23	81,000	74,925	(a)
QEP Resources Inc., Senior Notes	6.875%	3/1/21	20,000	21,650
Range Resources Corp., Senior Notes	5.000%	8/15/22	20,000	19,650
Range Resources Corp., Senior Subordinated Notes	5.000%	3/15/23	10,000	9,825
Regency Energy Partners LP/Regency Energy Finance Corp.	4.500%	11/1/23	10,000	9,075	(a)
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	11,000	11,550
Shell International Finance BV, Senior Notes	4.375%	3/25/20	40,000	44,529
Transocean Inc., Senior Notes	5.050%	12/15/16	10,000	10,883
Williams Cos. Inc., Debentures	7.500%	1/15/31	22,000	25,128
Williams Cos. Inc., Notes	7.875%	9/1/21	7,000	8,463
WPX Energy Inc., Senior Notes	6.000%	1/15/22	10,000	10,150
Total Oil, Gas & Consumable Fuels				1,216,395
Total Energy				1,334,363
Financials — 11.5%
Capital Markets — 1.2%
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	10,000	10,124
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	10,000	10,418
Goldman Sachs Group Inc., Senior Notes	2.375%	1/22/18	30,000	29,487
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	20,000	23,779
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	60,000	65,195
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	10,000	10,717
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	50,000	56,747
Lehman Brothers Holdings E-Capital Trust I, Junior Subordinated Notes	6.155%	8/19/65	30,000	0	(b)(c)(d)(e)(f)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	240,000	0	(b)(d)(e)(f)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	10,000	11,521
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	40,000	44,116
Total Capital Markets				262,104
Commercial Banks — 2.7%
BNP Paribas SA, Senior Notes	2.375%	9/14/17	70,000	69,369
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	30,000	31,171	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	50,000	52,555
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.875%	2/8/22	10,000	10,089
Landwirtschaftliche Rentenbank, Senior Notes	1.375%	10/23/19	30,000	28,666
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	60,000	62,480	(a)(g)

See Notes to Financial Statements.

8	Western Asset Variable Strategic Bond Portfolio 2013 Semi-Annual Report

Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Banks — continued
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	20,000	$20,346
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	20,000	20,455
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	30,000	28,513
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	190,000	198,513
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	20,000	21,383
Wells Fargo & Co., Senior Notes	2.100%	5/8/17	10,000	10,045
Wells Fargo & Co., Senior Notes	1.500%	1/16/18	10,000	9,764
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	20,000	19,139
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	20,000	19,900
Total Commercial Banks				602,388
Consumer Finance — 1.2%
Ally Financial Inc., Senior Notes	7.500%	9/15/20	50,000	57,813
American Express Co., Subordinated Debentures	6.800%	9/1/66	40,000	42,850	(c)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	20,000	20,967
General Motors Financial Co. Inc., Senior Notes	2.750%	5/15/16	10,000	9,856	(a)
General Motors Financial Co. Inc., Senior Notes	3.250%	5/15/18	10,000	9,750	(a)
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	10,000	9,338	(a)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	20,000	22,144
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	10,000	8,350
SLM Corp., Senior Notes	3.875%	9/10/15	50,000	50,628
Toyota Motor Credit Corp., Senior Notes	1.250%	10/5/17	40,000	38,881
Total Consumer Finance				270,577
Diversified Financial Services — 5.7%
Bank of America Corp., Senior Notes	3.875%	3/22/17	10,000	10,482
Bank of America Corp., Senior Notes	3.300%	1/11/23	40,000	37,882
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	200,000	214,373
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	20,000	22,621
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	10,000	9,417	(c)(g)
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	10,000	9,963	(c)(g)
Citigroup Inc., Senior Notes	6.000%	12/13/13	20,000	20,467
Citigroup Inc., Senior Notes	6.010%	1/15/15	250,000	267,080
General Electric Capital Corp., Senior Notes	1.625%	7/2/15	10,000	10,122
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	120,000	148,380
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	110,000	114,675	(c)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	20,000	20,900	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	70,000	75,950	(a)
JPMorgan Chase & Co., Senior Notes	1.100%	10/15/15	50,000	49,723
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	90,000	94,452

See Notes to Financial Statements.

Western Asset Variable Strategic Bond Portfolio 2013 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	50,000	$54,050
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	50,000	56,451
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	40,000	37,323
Total Diversified Financial Services				1,254,311
Insurance — 0.7%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	10,000	11,267
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	30,000	30,862
MetLife Inc., Senior Notes	6.750%	6/1/16	70,000	80,171
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	30,000	36,761	(a)
Total Insurance				159,061
Total Financials				2,548,441
Health Care — 2.5%
Health Care Equipment & Supplies — 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	20,000	21,807
Health Care Providers & Services — 1.4%
Express Scripts Holding Co., Senior Notes	3.500%	11/15/16	80,000	84,991
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	10,000	10,575	(a)
HCA Inc., Senior Notes	5.750%	3/15/14	61,000	62,372
Humana Inc., Senior Notes	3.150%	12/1/22	10,000	9,299
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	20,000	23,513
UnitedHealth Group Inc., Senior Notes	1.625%	3/15/19	40,000	38,716
UnitedHealth Group Inc., Senior Notes	3.375%	11/15/21	20,000	19,973
WellPoint Inc., Notes	7.000%	2/15/19	20,000	24,040
WellPoint Inc., Senior Notes	1.250%	9/10/15	10,000	10,022
WellPoint Inc., Senior Notes	3.700%	8/15/21	20,000	20,200
WellPoint Inc., Senior Notes	3.125%	5/15/22	10,000	9,500
Total Health Care Providers & Services				313,201
Life Sciences Tools & Services — 0.0%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	10,000	9,825
Pharmaceuticals — 1.0%
AbbVie Inc., Senior Notes	1.750%	11/6/17	40,000	39,229	(a)
AbbVie Inc., Senior Notes	2.900%	11/6/22	30,000	28,111	(a)
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	30,000	28,852
Pfizer Inc., Senior Notes	6.200%	3/15/19	30,000	36,220
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	20,000	23,909	(a)
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	20,000	20,038

See Notes to Financial Statements.

10	Western Asset Variable Strategic Bond Portfolio 2013 Semi-Annual Report

Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	30,000	$30,056
Zoetis Inc., Senior Notes	3.250%	2/1/23	10,000	9,520	(a)
Total Pharmaceuticals				215,935
Total Health Care				560,768
Industrials — 1.5%
Aerospace & Defense — 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	20,000	23,840
Boeing Co., Senior Notes	4.875%	2/15/20	10,000	11,431
Raytheon Co., Senior Notes	3.125%	10/15/20	10,000	10,079
Total Aerospace & Defense				45,350
Airlines — 0.6%
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	89,449	101,122
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.750%	1/15/17	21,337	24,538
Total Airlines				125,660
Commercial Services & Supplies — 0.2%
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	10,000	10,825	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	10,000	9,525	(a)
Waste Management Inc., Senior Notes	7.375%	5/15/29	10,000	12,426
Total Commercial Services & Supplies				32,776
Electrical Equipment — 0.3%
Eaton Corp., Senior Notes	1.500%	11/2/17	10,000	9,718	(a)
Eaton Corp., Senior Notes	2.750%	11/2/22	70,000	65,619	(a)
Total Electrical Equipment				75,337
Industrial Conglomerates — 0.1%
General Electric Co., Senior Notes	0.850%	10/9/15	20,000	19,992
United Technologies Corp., Senior Notes	4.500%	6/1/42	10,000	9,901
Total Industrial Conglomerates				29,893
Machinery — 0.1%
John Deere Capital Corp., Notes	2.250%	4/17/19	10,000	10,001
John Deere Capital Corp., Senior Notes	1.700%	1/15/20	10,000	9,472
Total Machinery				19,473
Total Industrials				328,489
Information Technology — 0.6%
Computers & Peripherals — 0.3%
Apple Inc., Senior Notes	2.400%	5/3/23	60,000	55,768

See Notes to Financial Statements.

Western Asset Variable Strategic Bond Portfolio 2013 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
IT Services — 0.1%
First Data Corp., Senior Secured Notes	7.375%	6/15/19	30,000	$30,975	(a)
Software — 0.2%
Oracle Corp., Senior Notes	1.200%	10/15/17	40,000	38,889
Total Information Technology				125,632
Materials — 3.1%
Chemicals — 0.1%
Eagle Spinco Inc., Senior Notes	4.625%	2/15/21	10,000	9,637	(a)
Ecolab Inc., Senior Notes	4.350%	12/8/21	10,000	10,576
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	10,000	11,083
Total Chemicals				31,296
Containers & Packaging — 0.4%
Ball Corp., Senior Notes	5.000%	3/15/22	30,000	30,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	30,000	30,300
Rock-Tenn Co., Senior Notes	3.500%	3/1/20	20,000	19,599
Total Containers & Packaging				79,899
Metals & Mining — 2.5%
Barrick Gold Corp., Notes	4.100%	5/1/23	30,000	25,112	(a)
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	10,000	8,429
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	40,000	35,821
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	70,000	68,571
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	50,000	47,819
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.000%	4/1/17	20,000	19,550	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	10,000	10,350	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.100%	3/15/20	30,000	27,771	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	30,000	27,301
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	20,000	20,578
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	10,000	13,006
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	40,000	39,862
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	20,000	19,786
Southern Copper Corp., Senior Notes	5.250%	11/8/42	50,000	41,279
Vale Overseas Ltd., Notes	6.875%	11/21/36	30,000	30,525
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	72,000	68,748
Xstrata Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	10,000	10,917	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.050%	10/23/15	30,000	30,026	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.700%	10/25/17	20,000	19,415	(a)
Total Metals & Mining				564,866

See Notes to Financial Statements.

12	Western Asset Variable Strategic Bond Portfolio 2013 Semi-Annual Report

Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	20,000	$19,964
Total Materials				696,025
Telecommunication Services — 3.2%
Diversified Telecommunication Services — 1.9%
AT&T Inc., Global Notes	5.500%	2/1/18	100,000	114,493
AT&T Inc., Global Notes	6.550%	2/15/39	10,000	11,521
AT&T Inc., Senior Notes	3.875%	8/15/21	20,000	20,664
AT&T Inc., Senior Notes	2.625%	12/1/22	20,000	18,344
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	100,000	111,238
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	20,000	21,100
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	15,000	15,825
Telefonica Emisiones SAU, Senior Notes	6.221%	7/3/17	10,000	10,930
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	10,000	10,820
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	10,000	9,975
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	40,000	47,513
Verizon Communications Inc., Senior Notes	3.500%	11/1/21	20,000	20,124
Verizon Communications Inc., Senior Notes	2.450%	11/1/22	10,000	9,086
Verizon Communications Inc., Senior Notes	3.850%	11/1/42	10,000	8,331
Total Diversified Telecommunication Services				429,964
Wireless Telecommunication Services — 1.3%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	20,000	22,803
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	10,000	13,002
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	10,000	12,086
Softbank Corp., Senior Notes	4.500%	4/15/20	200,000	192,800	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	10,000	9,650
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	30,000	33,150
Total Wireless Telecommunication Services				283,491
Total Telecommunication Services				713,455
Utilities — 1.5%
Electric Utilities — 1.0%
Exelon Corp., Bonds	5.625%	6/15/35	75,000	77,328
FirstEnergy Corp., Notes	7.375%	11/15/31	65,000	68,724
FirstEnergy Corp., Senior Notes	2.750%	3/15/18	10,000	9,746
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	40,000	37,237
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	10,000	11,696
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	10,000	12,910
Total Electric Utilities				217,641

See Notes to Financial Statements.

Western Asset Variable Strategic Bond Portfolio 2013 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power Producers & Energy Traders — 0.5%
AES Corp., Senior Notes	4.875%	5/15/23	40,000	$37,400
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	9,000	9,652	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	10,000	10,800	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	63,000	69,300
Total Independent Power Producers & Energy Traders				127,152
Total Utilities				344,793
Total Corporate Bonds & Notes (Cost — $7,848,606)				7,823,212
Asset-backed Securities — 3.1%
Accredited Mortgage Loan Trust, 2005-3 A1	0.430%	9/25/35	13,386	13,151	(c)
ACE Securities Corp., 2006-SL2 A	0.533%	1/25/36	167,248	17,679	(c)
Amortizing Residential Collateral Trust, 2002-BC6 M2	1.993%	8/25/32	12,260	2,423	(c)
Avis Budget Rental Car Funding AESOP II LLC, 2012-2A A	2.802%	5/20/18	25,000	25,804	(a)
Countrywide Asset-Backed Certificates, 2004-5 M4	2.068%	6/25/34	20,964	15,591	(c)
Countrywide Home Equity Loan Trust, 2006-RES 4Q1B	0.493%	12/15/33	113,280	87,285	(a)(c)
Greenpoint Manufactured Housing, 1999-2 A2	2.959%	3/18/29	25,000	22,538	(c)
Greenpoint Manufactured Housing, 1999-3 2A2	3.591%	6/19/29	25,000	23,531	(c)
Greenpoint Manufactured Housing, 1999-4 A2	3.699%	2/20/30	25,000	21,848	(c)
Greenpoint Manufactured Housing, 2001-2 IA2	3.699%	2/20/32	25,000	22,274	(c)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.693%	3/13/32	25,000	21,809	(c)
GSAMP Trust, 2006-S2 A2	0.393%	1/25/36	67,617	8,332	(c)
Keycorp Student Loan Trust, 2003-A 1A2	0.536%	10/25/32	56,589	55,511	(c)
Lehman XS Trust, 2006-14N 1A1B	0.403%	9/25/46	130,413	88,223	(c)
Mid-State Trust, 6 A1	7.340%	7/1/35	10,759	11,732
Northstar Education Finance Inc., 2005-1 B	1.273%	10/30/45	100,000	65,547	(c)
Northstar Education Finance Inc., 2007-1 A6	1.216%	1/29/46	25,000	22,876	(c)
Northstar Education Finance Inc., 2007-1 A7	0.676%	1/29/46	25,000	22,876	(c)
Origen Manufactured Housing, 2006-A A2	2.410%	10/15/37	70,966	59,792	(c)
SACO I Trust, 2006-4 A1	0.533%	3/25/36	50,556	40,117	(c)
Sail Net Interest Margin Notes, 2003-3 A	7.750%	4/27/33	1,252	0	(a)(b)(e)(f)
SLM Student Loan Trust, 2005-04 A3	0.396%	1/25/27	50,000	48,244	(c)
Total Asset-backed Securities (Cost — $968,631)				697,183
Collateralized Mortgage Obligations — 10.4%
Banc of America Mortgage Securities, 2005-H 2A1	3.110%	9/25/35	75,332	68,950	(c)
Banc of America Mortgage Securities Inc., 2004-K 4A1	5.290%	12/25/34	14,236	13,881	(c)
CD Commercial Mortgage Trust, 2006-CD2 AM	5.531%	1/15/46	20,000	21,435	(c)
COBALT CMBS Commercial Mortgage Trust, 2007-C2 AMFX	5.526%	4/15/47	25,000	27,579	(c)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.422%	7/20/35	109,624	92,082	(c)

See Notes to Financial Statements.

14	Western Asset Variable Strategic Bond Portfolio 2013 Semi-Annual Report

Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Credit Suisse Commercial Mortgage Trust, 2007-C2 AM	5.615%	1/15/49	10,000	$10,655	(c)
Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 2005-AR1 2A1	1.838%	8/25/35	22,047	16,316	(c)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.402%	3/19/45	78,127	66,989	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3451 SB, IO	5.838%	5/15/38	10,856	1,551	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3621 SB, IO	6.038%	1/15/40	37,346	4,964	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3947 SG, IO	5.758%	10/15/41	90,886	22,818	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4057 SA, IO	5.858%	4/15/39	93,905	19,260	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4092 AI, IO	3.000%	9/15/31	357,755	45,675
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.394%	4/25/20	260,180	16,099	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.827%	6/25/20	213,345	18,555	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K009 X1, IO	1.666%	8/25/20	96,851	7,380	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.736%	10/25/21	98,954	10,098	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K017 X1, IO	1.600%	12/25/21	98,785	9,204	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K024 X1, IO	1.026%	9/25/22	109,752	7,000	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K703 X1, IO	2.252%	5/25/18	197,475	17,211	(c)
Federal National Mortgage Association (FNMA), 2010-142 SM, IO	6.337%	12/25/40	77,861	7,851	(c)
Federal National Mortgage Association (FNMA), 2010-150 SN, IO	6.337%	1/25/41	51,686	8,560	(c)
Federal National Mortgage Association (FNMA), 2011-087 SG, IO	6.357%	4/25/40	85,710	19,054	(c)
Federal National Mortgage Association (FNMA), 2011-087 SJ, IO	5.757%	9/25/41	81,893	13,428	(c)
Federal National Mortgage Association (FNMA), 2011-096 SA, IO	6.357%	10/25/41	66,308	10,821	(c)
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	78,109	87,891
Federal National Mortgage Association (FNMA), 2012-075 NS, IO	6.407%	7/25/42	85,826	20,193	(c)
Federal National Mortgage Association (FNMA), 2013-009 BC	6.500%	7/25/42	200,000	227,368
Federal National Mortgage Association (FNMA), 2013-009 CB	5.500%	4/25/42	100,000	109,963
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	17,971	2,690
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	48,077	6,959
Federal National Mortgage Association (FNMA) STRIPS, 409 C13, IO	3.500%	11/25/41	69,438	8,820
Federal National Mortgage Association (FNMA) STRIPS, 409 C22, IO	4.500%	11/25/39	61,096	7,114
Government National Mortgage Association (GNMA), 2010-003 MS, IO, PAC	6.358%	11/20/38	86,974	11,997	(c)
Government National Mortgage Association (GNMA), 2010-057 QS, IO	6.308%	5/20/40	52,313	9,719	(c)
Government National Mortgage Association (GNMA), 2010-085 HS, IO, PAC	6.458%	1/20/40	59,720	12,693	(c)

See Notes to Financial Statements.

Western Asset Variable Strategic Bond Portfolio 2013 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2010-113 BS, IO	5.808%	9/20/40	52,915	$8,518	(c)
Government National Mortgage Association (GNMA), 2011-004 PS, IO, PAC	5.988%	9/20/40	59,230	9,932	(c)
Government National Mortgage Association (GNMA), 2011-141 WI, IO	4.000%	10/16/26	63,117	7,207
Government National Mortgage Association (GNMA), 2011-H03 FA	0.698%	1/20/61	88,954	89,110	(c)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.648%	2/20/61	91,347	91,298	(c)
Government National Mortgage Association (GNMA), 2012-066 CI, IO	3.500%	2/20/38	279,215	44,352
GSR Mortgage Loan Trust, 2005-AR5 1A1	2.831%	10/25/35	52,074	44,287	(c)
HarborView Mortgage Loan Trust, 2004-08 2A4A	0.592%	11/19/34	84,469	68,486	(c)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.542%	1/19/35	90,945	64,674	(c)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.564%	3/25/35	53,615	51,380	(c)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP8 AM	5.440%	5/15/45	20,000	21,888
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	40,000	44,223
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	51,779	49,123
LB-UBS Commercial Mortgage Trust, 2007-C7 AM	6.425%	9/15/45	10,000	11,264	(c)
Merit Securities Corp., 11PA B2	1.695%	9/28/32	3,980	3,947	(a)(c)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2006-4 AM	5.204%	12/12/49	25,000	26,980	(c)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	6.093%	8/12/49	65,000	73,846	(c)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C7 A4	2.918%	2/15/46	10,000	9,362
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C7 AS	3.214%	2/15/46	10,000	9,369
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C9 AS	3.456%	5/15/46	30,000	28,311
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	2.803%	3/25/36	159,640	117,753	(c)
Sequoia Mortgage Trust, 2003-2 A2	1.113%	6/20/33	83,052	80,527	(c)
Structured ARM Loan Trust, 2005-19XS 1A1	0.513%	10/25/35	90,340	76,686	(c)
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	2.588%	8/25/35	11,400	10,921	(c)
Structured Asset Securities Corp., 2005-GEL2 A	0.473%	4/25/35	28,300	27,234	(c)
Wachovia Bank Commercial Mortgage Trust, 2007-C30 AM	5.383%	12/15/43	10,000	10,572
Wachovia Bank Commercial Mortgage Trust, 2007-C31 A5	5.500%	4/15/47	10,000	11,249
Wachovia Bank Commercial Mortgage Trust, 2007-C34 A3	5.678%	5/15/46	10,000	11,271
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.406%	9/25/36	76,539	63,568	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-OA6 1A1B, IO	0.983%	7/25/47	219,135	60,580	(c)
Wells Fargo Mortgage-Backed Securities Trust, 2006-AR8 2A3	2.720%	4/25/36	15,140	14,223	(c)
WF-RBS Commercial Mortgage Trust, 2012-C7 XA, IO	1.755%	6/15/45	197,179	20,030	(a)(c)
Total Collateralized Mortgage Obligations (Cost — $2,654,537)				2,324,994

See Notes to Financial Statements.

16	Western Asset Variable Strategic Bond Portfolio 2013 Semi-Annual Report

Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Mortgage-Backed Securities — 29.7%
FHLMC — 3.6%
Federal Home Loan Mortgage Corp. (FHLMC)	2.070%	2/1/37-4/1/37	47,165	$49,821	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.147%	5/1/37	20,575	21,732	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.620%	5/1/37	25,214	26,720	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.545%	1/1/38	31,409	33,411	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	12/1/38	62,123	66,748
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	11/1/39	107,762	116,925
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	9/1/42	98,587	103,371
Federal Home Loan Mortgage Corp. (FHLMC), Gold	2.500%	7/18/28	200,000	201,063	(h)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35-4/1/38	75,120	80,873
Federal Home Loan Mortgage Corp. (FHLMC), Gold Pool	3.500%	5/1/43	99,113	100,735
Total FHLMC				801,399
FNMA — 20.5%
Federal National Mortgage Association (FNMA)	2.500%	7/18/28	400,000	402,437	(h)
Federal National Mortgage Association (FNMA)	8.000%	7/1/30-9/1/30	1,407	1,661
Federal National Mortgage Association (FNMA)	7.500%	8/1/30-2/1/31	3,934	4,376
Federal National Mortgage Association (FNMA)	5.500%	11/1/36-5/1/40	96,999	105,225
Federal National Mortgage Association (FNMA)	6.500%	6/1/37	62,760	69,898
Federal National Mortgage Association (FNMA)	7.000%	2/1/39	40,853	45,123
Federal National Mortgage Association (FNMA)	4.000%	9/1/41-6/1/43	884,695	926,209
Federal National Mortgage Association (FNMA)	4.500%	9/1/41	91,615	97,095
Federal National Mortgage Association (FNMA)	3.000%	9/1/42	289,071	282,958
Federal National Mortgage Association (FNMA)	2.500%	10/1/42	97,051	90,352
Federal National Mortgage Association (FNMA)	3.500%	3/1/43-4/1/43	297,618	298,561
Federal National Mortgage Association (FNMA)	3.000%	7/15/43	500,000	488,672	(h)
Federal National Mortgage Association (FNMA)	3.500%	7/15/43	700,000	710,828	(h)
Federal National Mortgage Association (FNMA)	4.000%	7/15/43	700,000	729,449	(h)
Federal National Mortgage Association (FNMA)	4.500%	7/15/43	300,000	317,531	(h)
Total FNMA				4,570,375
GNMA — 5.6%
Government National Mortgage Association (GNMA)	6.500%	10/20/37	18,216	20,538
Government National Mortgage Association (GNMA)	4.500%	7/20/40-3/20/41	242,908	261,577
Government National Mortgage Association (GNMA)	5.000%	7/20/40-8/20/40	129,447	142,747
Government National Mortgage Association (GNMA)	3.000%	7/22/43	100,000	98,891	(h)
Government National Mortgage Association (GNMA)	3.500%	7/22/43	100,000	102,609	(h)
Government National Mortgage Association (GNMA)	4.000%	7/22/43	100,000	104,844	(h)
Government National Mortgage Association (GNMA) II	3.500%	7/22/43	500,000	513,281	(h)
Total GNMA				1,244,487
Total Mortgage-Backed Securities (Cost — $6,702,982)				6,616,261

See Notes to Financial Statements.

Western Asset Variable Strategic Bond Portfolio 2013 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 2.7%
Canada — 0.1%
Province of Ontario, Senior Bonds	0.950%	5/26/15	30,000		$30,205
Mexico — 2.2%
Mexican Bonos, Bonds	8.000%	6/11/20	1,170,000	MXN	103,460
Mexican Bonos, Bonds	6.500%	6/9/22	2,653,100	MXN	216,240
United Mexican States, Medium-Term Notes	5.875%	1/15/14	55,000		56,402
United Mexican States, Medium-Term Notes	5.625%	1/15/17	100,000		111,650
Total Mexico					487,752
Russia — 0.4%
Russian Foreign Bond—Eurobond, Senior Bonds	11.000%	7/24/18	65,000		89,310	(a)
Total Sovereign Bonds (Cost — $582,595)					607,267
U.S. Government & Agency Obligations — 12.7%
U.S. Government Agencies — 2.0%
Federal Home Loan Bank (FHLB), Bonds	3.625%	10/18/13	20,000		20,207
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	40,000		49,353
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.350%	4/29/14	20,000		20,191
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	50,000		42,065
Federal National Mortgage Association (FNMA), Senior Bonds	6.250%	5/15/29	50,000		65,175
Tennessee Valley Authority, Bonds	5.980%	4/1/36	100,000		125,023
Tennessee Valley Authority, Notes	5.250%	9/15/39	20,000		22,586
Tennessee Valley Authority, Senior Bonds	3.875%	2/15/21	50,000		54,157
Tennessee Valley Authority, Senior Bonds	4.625%	9/15/60	40,000		38,608
Total U.S. Government Agencies					437,365
U.S. Government Obligations — 10.7%
U.S. Treasury Bonds	2.750%	8/15/42	481,000		415,276
U.S. Treasury Bonds	2.750%	11/15/42	120,000		103,491
U.S. Treasury Bonds	3.125%	2/15/43	310,000		289,438
U.S. Treasury Notes	0.750%	3/31/18	210,000		204,413
U.S. Treasury Notes	0.625%	4/30/18	680,000		657,209
U.S. Treasury Notes	1.125%	4/30/20	400,000		380,438
U.S. Treasury Notes	1.375%	5/31/20	200,000		193,039
U.S. Treasury Notes	1.750%	5/15/23	150,000		140,496
Total U.S. Government Obligations					2,383,800
Total U.S. Government & Agency Obligations (Cost — $2,902,210)					2,821,165
U.S. Treasury Inflation Protected Securities — 1.9%
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	61,747		54,549
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	242,743		204,834

See Notes to Financial Statements.

18	Western Asset Variable Strategic Bond Portfolio 2013 Semi-Annual Report

Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Treasury Inflation Protected Securities — continued
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	151,020	$153,214
Total U.S. Treasury Inflation Protected Securities (Cost — $415,371)				412,597

			Shares
Preferred Stocks — 0.1%
Financials — 0.1%
Diversified Financial Services — 0.1%
Citigroup Capital XIII (Cost — $21,024)	7.875%		825	22,976	(c)

		Expiration Date	Contracts
Purchased Options — 0.0%
U.S. Dollar/Euro, Call @ $1.30 (Cost — $5,429)		7/10/13	470,000	2,573

			Warrants
Warrants — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	450	11,869
SemGroup Corp.		11/30/14	31	896	*(d)(e)
Total Warrants (Cost — $0)				12,765
Total Investments before Short-Term Investments (Cost — $22,101,385)				21,340,993

		Maturity Date	Face Amount†
Short-Term Investments — 0.7%
U.S. Government Agencies — 0.2%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100%	12/9/13	30,000	29,989	(i)(j)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100%	12/18/13	10,000	9,996	(i)(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.120%	2/24/14	10,000	9,994	(i)(j)
Total U.S. Government Agencies (Cost — $49,974)				49,979
U.S. Government Obligations — 0.5%
U.S. Treasury Bills (Cost — $99,970)	0.078%	11/14/13	100,000	99,977	(i)
Total Short-Term Investments (Cost — $149,944)				149,956
Total Investments — 96.6% (Cost — $22,251,329#)				21,490,949
Other Assets in Excess of Liabilities — 3.4%				751,904
Total Net Assets — 100.0%				$22,242,853

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

See Notes to Financial Statements.

Western Asset Variable Strategic Bond Portfolio 2013 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Variable Strategic Bond Portfolio

(b)	The coupon payment on these securities is currently in default as of June 30, 2013.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Illiquid security.

(f)	Value is less than $1.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)	Rate shown represents yield-to-maturity.

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARM	—Adjustable Rate Mortgage
IO	—Interest Only
MXN	—Mexican Peso
PAC	—Planned Amortization Class
STRIPS	—Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

20	Western Asset Variable Strategic Bond Portfolio 2013 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2013

Assets:
Investments, at value (Cost — $22,251,329)	$21,490,949
Foreign currency, at value (Cost — $33,501)	34,528
Cash	4,402,903
Receivable for securities sold	1,563,995
Interest receivable	148,084
Unrealized appreciation on forward foreign currency contracts	16,147
Foreign currency collateral for open futures contract, at value (Cost — $15,811)	15,130
OTC swaps, at value (premiums paid — $4,891)	4,942
Principal paydown receivable	2,227
Receivable from broker — variation margin on open futures contracts	1,980
Prepaid expenses	201
Total Assets	27,681,086

Liabilities:
Payable for securities purchased	5,372,309
Unrealized depreciation on forward foreign currency contracts	10,380
Investment management fee payable	9,316
Payable for Portfolio shares repurchased	1,061
Payable for open swap contracts	47
Trustees’ fees payable	7
Accrued expenses	45,113
Total Liabilities	5,438,233
Total Net Assets	$22,242,853

Net Assets:
Par value (Note 5)	$22
Paid-in capital in excess of par value	25,538,713
Undistributed net investment income	57,798
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(2,596,890)
Net unrealized depreciation on investments, futures contracts, swap contracts and foreign currencies	(756,790)
Total Net Assets	$22,242,853

Shares Outstanding:
Class I	2,213,351

Net Asset Value:
Class I	$10.05

See Notes to Financial Statements.

Western Asset Variable Strategic Bond Portfolio 2013 Semi-Annual Report	21

Statement of operations (unaudited)

For the Six Months Ended June 30, 2013

Investment Income:
Interest	$309,014
Dividends	2,162
Total Investment Income	311,176

Expenses:
Investment management fee (Note 2)	73,706
Audit and tax	20,132
Shareholder reports	13,940
Legal fees	7,984
Custody fees	3,682
Transfer agent fees	3,163
Fund accounting fees	1,114
Insurance	585
Trustees’ fees	178
Miscellaneous expenses	1,643
Total Expenses	126,127
Less: Fee waivers and/or expense reimbursements (Note 2)	(12,734)
Net Expenses	113,393
Net Investment Income	197,783

Realized And Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(102,842)
Futures contracts	62,178
Written options	5,544
Swap contracts	(5,452)
Foreign currency transactions	42,664
Net Realized Gain	2,092
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(755,394)
Futures contracts	(13,108)
Swap contracts	(125)
Foreign currencies	7,727
Change in Net Unrealized Appreciation (Depreciation)	(760,900)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(758,808)
Decrease in Net Assets From Operations	$(561,025)

See Notes to Financial Statements.

22	Western Asset Variable Strategic Bond Portfolio 2013 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2013 (unaudited) and the Year Ended December 31, 2012	2013	2012

Operations:
Net investment income	$197,783	$444,982
Net realized gain (loss)	2,092	(249,699)
Change in net unrealized appreciation (depreciation)	(760,900)	1,480,040
Increase (Decrease) in Net Assets From Operations	(561,025)	1,675,323

Distributions to Shareholders From (Note 1):
Net investment income	(100,001)	(614,130)
Decrease in Net Assets From Distributions to Shareholders	(100,001)	(614,130)

Portfolio Share Transactions (Note 5):
Net proceeds from sale of shares	3,198,691	4,968,882
Reinvestment of distributions	100,001	614,130
Cost of shares repurchased	(2,509,206)	(5,737,370)
Increase (Decrease) in Net Assets From Portfolio Share Transactions	789,486	(154,358)
Increase in Net Assets	128,460	906,835

Net Assets:
Beginning of period	22,114,393	21,207,558
End of period*	$22,242,853	$22,114,393
* Includes undistributed (overdistributed) net investment income, respectively, of:	$57,798	$(39,984)

See Notes to Financial Statements.

Western Asset Variable Strategic Bond Portfolio 2013 Semi-Annual Report	23

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$10.35	$9.87	$9.57	$8.80	$7.59	$9.93

Income (loss) from operations:
Net investment income	0.09	0.20	0.25	0.31	0.37	0.47
Net realized and unrealized gain (loss)	(0.34)	0.56	0.40	0.73	1.31	(2.20)
Total income (loss) from operations	(0.25)	0.76	0.65	1.04	1.68	(1.73)

Less distributions from:
Net investment income	(0.05)	(0.28)	(0.35)	(0.27)	(0.39)	(0.61)
Net realized gains	—	—	—	—	(0.08)	—
Total distributions	(0.05)	(0.28)	(0.35)	(0.27)	(0.47)	(0.61)

Net asset value, end of period	$10.05	$10.35	$9.87	$9.57	$8.80	$7.59
Total return[3]	(2.47)%	7.77%	6.87%	11.82%	22.29%	(17.35)%

Net assets, end of period (000s)	$22,243	$22,114	$21,208	$54,266	$54,167	$49,894

Ratios to average net assets:
Gross expenses	1.11%[4]	1.09%	0.99%	0.90%	0.96%	0.91%
Net expenses[5,6]	1.00 [4,7]	1.00 [7]	0.98 [7]	0.90	0.96	0.91 [7]
Net investment income	1.74 [4]	2.00	2.50	3.29	4.48	5.15

Portfolio turnover rate[8]	74%	152%	224%	224%	76%	24%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 211% for the six months ended June 30, 2013 and 453%, 793%, 685%, 316% and 377% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

See Notes to Financial Statements.

24	Western Asset Variable Strategic Bond Portfolio 2013 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Variable Strategic Bond Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

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Notes to financial statements (unaudited) (cont’d)

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

26	Western Asset Variable Strategic Bond Portfolio 2013 Semi-Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$7,823,212	$0	*	$7,823,212
Asset-backed securities	—	697,183	—		697,183
Collateralized mortgage obligations	—	2,324,994	—		2,324,994
Mortgage-backed securities	—	6,616,261	—		6,616,261
Sovereign bonds	—	607,267	—		607,267
U.S. government & agency obligations	—	2,821,165	—		2,821,165
U.S. Treasury inflation protected securities	—	412,597	—		412,597
Preferred stocks	$22,976	—	—		22,976
Purchased options	—	2,573	—		2,573
Warrants	—	12,765	—		12,765
Total long-term investments	$22,976	$21,318,017	$0	*	$21,340,993
Short-term investments†	—	149,956	—		149,956
Total investments	$22,976	$21,467,973	$0	*	$21,490,949
Other financial instruments:
Futures contracts	$34,912	—	—		$34,912
Forward foreign currency contracts	—	$16,147	—		16,147
Credit default swaps on credit indices – buy protection‡	—	4,942	—		4,942
Total other financial instruments	$34,912	$21,089	—		$56,001
Total	$57,888	$21,489,062	$0	*	$21,546,950

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other financial instruments:
Futures contracts	$37,498	—	—		$37,498
Forward foreign currency contracts	—	$10,380	—		10,380
Total	$37,498	$10,380	—		$47,878

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase

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Notes to financial statements (unaudited) (cont’d)

agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or

28	Western Asset Variable Strategic Bond Portfolio 2013 Semi-Annual Report

exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swaptions. The Portfolio purchases and writes swaption contracts to manage exposure to an underlying instrument. The Portfolio may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Portfolio represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Portfolio represent an option that gives the Portfolio the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Portfolio writes a swaption, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Portfolio realizes a gain equal to the amount of the premium received.

When the Portfolio purchases a swaption, an amount equal to the premium paid by the Portfolio is recorded as an investment on the Statement of Assets and Liabilities, the value

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Notes to financial statements (unaudited) (cont’d)

of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Portfolio realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(g) Stripped securities. The Portfolio may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IO’s.

(h) Securities traded on a to-be-announced basis. The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Mortgage dollar rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Portfolio executes its mortgage dollar rolls entirely in the TBA market, whereby the Portfolio makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Portfolio accounts for mortgage dollar rolls as purchases and sales.

30	Western Asset Variable Strategic Bond Portfolio 2013 Semi-Annual Report

The risk of entering into mortgage dollar rolls is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

(j) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(k) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Portfolio’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Portfolio has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets & Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are recognized as a realized gain or loss in the Statement of Operations.

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Notes to financial statements (unaudited) (cont’d)

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2013, the Portfolio did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended June 30, 2013, see Note 4.

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

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The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Portfolio enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Portfolio records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

(l) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

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Notes to financial statements (unaudited) (cont’d)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(o) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks.

34	Western Asset Variable Strategic Bond Portfolio 2013 Semi-Annual Report

The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2013, the Portfolio held forward foreign currency contracts with credit related contingent features which had a liability position of $10,380. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties.

(p) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Western Asset Variable Strategic Bond Portfolio 2013 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

(q) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(r) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank

(s) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2013, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(t) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Portfolio’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays a investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

LMPFA provides administrative and certain oversight to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. Western Asset Limited

36	Western Asset Variable Strategic Bond Portfolio 2013 Semi-Annual Report

provides certain subadvisory services to the Portfolio relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Portfolio. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

As a result of an expense limitation arrangement between the Portfolio and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

During the six months ended June 30, 2013, fees waived and/or expenses reimbursed amounted to $12,734.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$2,254,337	$43,229,658
Sales	1,232,205	43,029,973

At June 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$587,883
Gross unrealized depreciation	(1,348,263)
Net unrealized depreciation	$(760,380)

Western Asset Variable Strategic Bond Portfolio 2013 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

During the six months ended June 30, 2013, written option transactions for the Portfolio were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of December 31, 2012	—	—
Options written	220,031	$14,878
Options closed	(21)	(8,076)
Options exercised	(220,006)	(5,456)
Options expired	(4)	(1,346)
Written options, outstanding as of June 30, 2013	—	—

At June 30, 2013, the Portfolio held TBA securities with a total cost of $3,705,413.

At June 30, 2013, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
3-Month Euribor	2	6/15	$645,948	$645,683	$(265)
90-Day Eurodollar	3	3/15	742,435	743,813	1,378
U.S. Treasury 5-Year Notes	10	9/13	1,229,658	1,210,469	(19,189)
U.S. Treasury Ultra Long-Term Bonds	4	9/13	561,419	543,375	(18,044)
					(36,120)
Contracts to Sell:
U.S. Treasury 2-Year Notes	5	9/13	1,100,921	1,100,000	921
U.S. Treasury 10-Year Notes	11	9/13	1,424,800	1,392,187	32,613
					33,534
Net unrealized loss on open futures contracts					$(2,586)

At June 30, 2013, the Portfolio had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Canadian Dollar	Morgan Stanley & Co.	196,000	$186,264	7/25/13	$(4,452)
Philippine Peso	UBS AG	4,500,000	104,121	8/2/13	(5,280)
Japanese Yen	UBS AG	20,900,000	210,766	8/16/13	125
					(9,607)
Contracts to Sell:
British Pound	UBS AG	149,000	226,554	8/16/13	3,790
Canadian Dollar	Morgan Stanley & Co.	196,000	186,167	8/16/13	8,583
Euro	UBS AG	405,756	528,251	8/16/13	2,742
Japanese Yen	UBS AG	15,420,000	155,503	8/16/13	(648)
Japanese Yen	Morgan Stanley & Co.	39,926,000	402,633	8/16/13	907
					15,374
Net unrealized gain on open forward foreign currency contracts					$5,767

38	Western Asset Variable Strategic Bond Portfolio 2013 Semi-Annual Report

At June 30, 2013, the Portfolio had the following open OTC swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Portfolio†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
BNP Paribas (Markit ITRX EUR)	$120,000	6/20/18	1.000% quarterly	$4,942	$4,891	$51

[1]

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2013.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	—	$2,573	—	$2,573
Futures contracts[3]	$34,912	—	—	34,912
OTC swap contracts[4]	—	—	$4,942	4,942
Forward foreign currency contracts	—	16,147	—	16,147
Total	$34,912	$18,720	$4,942	$58,574

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[3]	$37,498	—	$37,498
Forward foreign currency contracts	—	$10,380	10,380
Total	$37,498	$10,380	$47,878

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

Western Asset Variable Strategic Bond Portfolio 2013 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the six months ended June 30, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(4,814)	—	—	$(4,814)
Written options	5,544	—	—	5,544
Futures contracts	62,178	—	—	62,178
Swap contracts	834	—	$(6,286)	(5,452)
Forward foreign currency contracts	—	$48,385	—	48,385
Total	$63,742	$48,385	$(6,286)	$105,841

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$2,757	$(2,856)	—	$(99)
Futures contracts	(13,108)	—	—	(13,108)
Swap contracts	(329)	—	$204	(125)
Forward foreign currency contracts	—	8,727	—	8,727
Total	$(10,680)	$5,871	$204	$(4,605)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation from investments in the Statement of Operations.

During the six months ended June 30, 2013, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Purchased options	$2,202
Written options†	3,703
Futures contracts (to buy)	2,010,072
Futures contracts (to sell)	3,300,057
Forward foreign currency contracts (to buy)	411,932
Forward foreign currency contracts (to sell)	1,428,989

Average Notional Balance
Interest rate swap contracts†	$420,000
Credit default swap contracts (to buy protection)	212,440
Credit default swap contracts (to sell protection)†	74,567

†	At June 30, 2013, there were no open positions held in this derivative.

40	Western Asset Variable Strategic Bond Portfolio 2013 Semi-Annual Report

The following table presents by financial instrument, the Portfolio’s derivative assets net of the related collateral held by the Portfolio at June 30, 2013:

	Gross Amount of Derivative Assets in the Statement of Assets & Liabilities[1,2,3]	Collateral Received	Net Amount
Purchased options[4]	$2,573	—	$2,573
Futures contracts[5]	1,980	—	1,980
OTC swap contracts	4,942	—	4,942
Forward foreign currency contracts	16,147	—	16,147
Total	$25,642	—	$25,642

The following table presents by financial instrument, the Portfolio’s derivative liabilities net of the related collateral pledged by the Portfolio at June 30, 2013:

	Gross Amount of Derivative Liabilities in the Statement of Assets & Liabilities[1,2]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$10,380	—	$10,380

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets & Liabilities.

[2]	Gross amounts not offset in the Statement of Assets & Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets & Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Shares of beneficial interest

At June 30, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Class I
Shares sold	309,250	486,509
Shares issued on reinvestment	9,814	59,727
Shares repurchased	(242,559)	(558,650)
Net increase (decrease)	76,505	(12,414)

Western Asset Variable Strategic Bond Portfolio 2013 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

6. Capital loss carryforward

As of December 31, 2012, the Portfolio had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
No Expiration	$(1,005,623)	*
12/31/2017	(1,138,446)
12/31/2018	(427,231)
	$(2,571,300)

These amounts will be available to offset any future taxable capital gains.

*	Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the Portfolio’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

7. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to

42	Western Asset Variable Strategic Bond Portfolio 2013 Semi-Annual Report

the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal, and the matter is now before the U.S. Court of Appeals for the Second Circuit.

8. Recent accounting pronouncement

The Portfolio has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

Western Asset Variable Strategic Bond Portfolio 2013 Semi-Annual Report	43

Western Asset

Variable Strategic Bond Portfolio

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller*

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington*

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Dr. Harrington became Chair and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Western Asset Variable Strategic Bond Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland statutory trust.

Western Asset Variable Strategic Bond Portfolio

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Variable Strategic Bond Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless proceeded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010091 8/13 SR13-1984

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Variable Income Trust

Date:	August 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Variable Income Trust

Date:	August 23, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Legg Mason Partners Variable Income Trust

Date:	August 23, 2013